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                                                                   EXHIBIT 23(c)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our report included in Life Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.



                                    /s/   EDMONDSON, LEDBETTER & BALLARD, L.L.P.
                                    -------------------------------------------
Norfolk, Virginia

January 12, 1998